UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14227	13-3317668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 Applegate Drive, Robbinsville, NJ	08691
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 632-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02	Results of Operations and Financial Condition

On May 14, 2007, American Bank Note Holographics, Inc. (the “Company”) announced its results of operations for the quarter ended March 31, 2007. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1. The Balance Sheet at March 31, 2007 contained in the press release attached hereto as Exhibit 99.1 contains an error with respect to the Long-term liabilities and the Accumulated deficit at March 31, 2007. Long-term liabilities were incorrectly stated as $1,172 instead of $1,159 and the Accumulated deficit was incorrectly stated as $(962) instead of $(949). The correct amounts are reflected in the Company’s 10-Q for the quarter ended March 31, 2007 which was filed with the Securities and Exchange Commission on May 15, 2007.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release issued by American Bank Note Holographics, Inc., dated May 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

Date: May 17, 2007	By:	/s/ Kenneth H. Traub
Kenneth H. Traub
President and Chief Executive Officer